UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 20, 2005

Airbee Wireless, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50918	46-0500345
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9400 Key West Avenue, Rockville, Maryland		20850
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-517-1860

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

On March 20, 2005, the Business Line, a newspaper published in Chennai, India published an article on Airbee Wireless, Inc. (the "Registrant"). The article was published following an interview with the Registrant’s chief executive officer. While the article quotes the Registrant’s chief executive officer as claiming, among other things, that the Registrant is in preliminary negotiations to acquire up to three unrelated companies, the Registrant’s chief executive officer denies making such statements. The Registrant has not entered into any definitive or binding agreements with any companies.

A copy of the article is filed as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Newspaper Article dated March 20, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airbee Wireless, Inc.

March 22, 2005	By:	E. Eugene Sharer

Name: E. Eugene Sharer
Title: COO & Secretary

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Exhibit Index

Exhibit No.	Description

1	INdia Newspaper Article